UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2026, High Roller Technologies, Inc. (the "Company") entered into a Mutual Collaboration Agreement (the "Agreement") with Foris DAX Markets, Inc. ("FDMI"), d/b/a Crypto.com, and its affiliates, including North American Derivatives Exchange, Inc. d/b/a Crypto.com | Derivatives North America ("CDNA") and Foris DAX FCM, LLC ("CDC-FCM").

Pursuant to the Agreement, the Company will serve as a guaranteed introducing broker for the purpose of soliciting customers to trade event-based derivative contracts in CDNA's Predictions product class (the "Predictions Contracts") on the CDNA trading system. The Company is responsible for, among other things, developing, implementing, and maintaining a technology platform, available as a mobile application, through which end-user customers may access and trade Predictions Contracts. CDNA will be the exclusive provider of Predictions Contracts through the Company's technology in the United States for the first 24 months of the term of the Agreement. The Agreement has an initial term of two years, with automatic renewal for a 12-month period, unless terminated earlier in accordance with its provisions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 14, 2026, the Company issued a press release announcing the Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 16, 2026, the Company issued a press release announcing its entry into a strategic marketing agreement with Lines.com to accelerate customer acquisition and brand awareness for the Company’s planned entry into U.S. prediction markets. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Mutual Collaboration Agreement, dated April 14, 2026, by and among High Roller Technologies, Foris DAX Markets, Inc., North American Derivatives Exchange, Inc., and Foris DAX FCM, LLC
99.1	Press Release issued April 14, 2026
99.2	Press Release issued April 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish to the SEC, upon request, an unredacted copy this exhibit and a copy of any omitted schedules or exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: April 20, 2026	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer